UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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NuVasive, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                    , 2020

Dear valued Shareholder,

You are cordially invited to attend a Special Meeting of Stockholders to be held virtually via the Internet on September 10, 2020 at 8:00 AM Pacific time. The Special Meeting is being called to seek stockholder approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance, as further discussed in the accompanying Notice of Special Meeting.

The Notice of Special Meeting, Notice of Internet Availability of Proxy Materials, and Proxy Statement, which describe the formal business to be conducted at the Special Meeting, follow this letter.

Whether or not you plan to attend the Special Meeting virtually via the Internet, your vote is important and we encourage you to vote your shares. For information about how to vote your shares, please see the question “How Do I Vote My Shares?” in the accompanying Proxy Statement.

We look forward to your participation at the meeting.

Sincerely yours,

J. Christopher Barry

Chief Executive Officer

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

OF NUVASIVE, INC.

To Be Held September 10, 2020

The Special Meeting of Stockholders of NuVasive, Inc. will be held virtually via the Internet on September 10, 2020 at 8:00 AM Pacific time for the following purposes, as more fully described in the accompanying Proxy Statement:

1.    To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance from 120,000,000 shares to 150,000,000 shares.

2.    To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1.

3.    To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Our Board of Directors recommends a vote “FOR” each of Proposals 1 and 2. Only stockholders of record at the close of business on July 15, 2020 will be entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. For ten days prior to the Special Meeting, a complete list of the stockholders of record on July 15, 2020, will be available at our corporate headquarters, located at 7475 Lusk Boulevard, San Diego, CA 92121, for examination during ordinary business hours by any stockholder for any purpose relating to the Special Meeting.

Due to the public health and travel safety concerns relating to the coronavirus (COVID-19), the Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting physically. The accompanying proxy materials include instructions on how to participate in the meeting and how you may vote your shares.

Your vote is important. Whether or not you plan to attend the Special Meeting virtually via the Internet, we encourage you to vote your shares. You can vote your shares via the Internet, telephone or mail, and instructions regarding all three methods of voting are provided on the proxy card. If you hold shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from such firm, bank or other nominee to vote your shares.

BY ORDER OF THE BOARD OF DIRECTORS

J. Christopher Barry

Chief Executive Officer

San Diego, California

                    , 2020

SOLICITATION OF PROXIES

FOR THE

NUVASIVE, INC.

SPECIAL MEETING OF STOCKHOLDERS

This Proxy Statement and the accompanying proxy are furnished in connection with the solicitation of proxies by the Board of Directors of NuVasive, Inc. (sometimes referred to as the “Company,” “we,” “our,” or “us”) for use at the Company’s Special Meeting of Stockholders, and any adjournments or postponements thereof, for the purposes described in the Notice of Special Meeting of Stockholders. The Special Meeting of Stockholders will be held virtually via the Internet on September 10, 2020 at 8:00 AM Pacific Time. The Board of Directors has made proxy materials available on the Internet, or, upon your request, has delivered printed proxy materials to you, in connection with the solicitation of proxies by the Board of Directors for use at the Company’s Special Meeting of Stockholders. The Proxy Statement for the Company’s Special Meeting of Stockholders shall be filed with the U.S. Securities and Exchange Commission on                , 2020, which is also the approximate date on which the Proxy Statement and the accompanying proxy will be sent or made available to stockholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE NUVASIVE, INC. SPECIAL MEETING OF STOCKHOLDERS

This Proxy Statement for the Company’s Special Meeting of Stockholders is available electronically at

www.proxydocs.com/NUVA

YOUR VOTE IS IMPORTANT!

ALL STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JULY 15, 2020 ARE INVITED TO ATTEND AND VOTE THEIR SHARES AT THE NUVASIVE, INC. SPECIAL MEETING OF STOCKHOLDERS. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING VIRTUALLY VIA THE INTERNET, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE TO VOTE YOUR SHARES. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL, THE QUESTION “HOW DO I VOTE MY SHARES?” IN THE ACCOMPANYING PROXY STATEMENT, OR, IF YOU REQUESTED PRINTED PROXY MATERIALS BY MAIL, YOUR ENCLOSED PROXY CARD. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE VIA THE INTERNET DURING THE MEETING IF YOU WISH TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY OR VOTING INSTRUCTIONS.

Page i

NUVASIVE, INC.

7475 Lusk Boulevard, San Diego, CA 92121

Telephone: (858) 909-1800

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

SEPTEMBER 10, 2020 at 8:00 AM PACIFIC TIME

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

1.	Why am I receiving these materials?

We have made this proxy statement (the “Proxy Statement”) and the accompanying proxy materials available to you in connection with the solicitation by the Board of Directors (the “Board”) of NuVasive, Inc. (the “Company” or “NuVasive”) of proxies to be voted at the Company’s Special Meeting of Stockholders to be held virtually via the Internet on September 10, 2020 (the “Special Meeting”), and at any postponements or adjournments of the Special Meeting. This Proxy Statement summarizes the information that you need to know in order to cast your vote at the Special Meeting. You do not need to virtually attend the Special Meeting to vote your shares.

2.	What is the purpose of the Special Meeting?

Stockholders are being asked to vote on each of the following items of business at the Special Meeting: (i) approval of an amendment to our Restated Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance from 120,000,000 shares to 150,000,000 shares (“Proposal 1”); (ii) approval of the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1 (“Proposal 2”); and (iii) any other business that may properly come before the Special Meeting or any adjournments or postponements thereof. We do not expect any matters to be presented for action at the Special Meeting other than the items described in this Proxy Statement. The Board unanimously recommends that you vote “FOR” each of Proposal 1 and Proposal 2.

3.	How do I attend the Special Meeting?

Due to the public health and travel safety concerns relating to the coronavirus (COVID-19), the Special Meeting will be held in a virtual meeting format as an audio-only webcast. There will not be an in-person Special Meeting, and you will not be able to attend the Special Meeting physically. If you plan to participate in the Special Meeting, you must be a holder of shares of the Company’s common stock at the close of business on July 15, 2020 (the “Record Date”), or hold a legal proxy for the meeting provided by your broker or nominee. To be admitted to the live webcast for the Special Meeting you must register at www.proxydocs.com/NUVA by 5:00 PM Eastern Time on September 8, 2020 (the “Registration Deadline”). You will be asked to provide the control number located inside the shaded gray box on your Notice of Internet Availability of Proxy Materials (the “Notice”) or proxy card (the “Control Number”) as described in the Notice or proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Special Meeting, will be emailed to you. If you request a printed copy of our proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting.

4.	What if I cannot virtually attend the Special Meeting?

You do not need to attend the Special Meeting to vote your shares. You may vote your shares in advance of the Special Meeting by proxy by Internet, telephone or mail, as described below. Further information on how you can vote is provided below under the heading “How do I vote my shares?”.

5.	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including this Proxy Statement, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice will instruct you as to how you may access and review all of the proxy materials on the Internet, as well as how you may vote your shares by proxy. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or your proxy card and to download printable versions of the proxy materials. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

6.	How do I get electronic access to the proxy materials?

Under the rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. We are sending the Notice to our stockholders of record. The proxy materials for the Special Meeting are available electronically at www.proxydocs.com/NUVA. If you received a Notice, the Notice will provide you with instructions regarding how to access electronic copies of our proxy materials and how to vote your shares. The Notice will also indicate how you can elect to receive future proxy materials electronically. We encourage stockholders to consider choosing to receive future proxy materials electronically, as it will save us the cost of printing and mailing documents to you and will reduce the impact of printing and mailing these materials on the environment.

7.	Who is entitled to vote at the Special Meeting?

If you were a holder of shares of the Company’s common stock on the Record Date, you are entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, there were 51,252,708 shares of our common stock outstanding. Each share of common stock is entitled to one vote. As summarized below, there are some distinctions between shares owned by “stockholders of record” and shares owned beneficially “in street name.”

In accordance with Delaware law, a list of stockholders entitled to vote at the Special Meeting will be available at the Special Meeting and for 10 days prior to the Special Meeting, Monday through Friday between the hours of 9:00 AM and 4:00 PM local time at our corporate headquarters located at 7475 Lusk Boulevard, San Diego, CA 92121.

8.	What does it mean to be a “stockholder of record”?

You are a “stockholder of record” if your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. As a stockholder of record, you may vote your shares by proxy by submitting them in advance of the Special Meeting by Internet, telephone or mail. You may also vote your shares at the virtual Special Meeting by following the instructions available on the meeting website (subject to registration prior to the Registration Deadline). If you requested to receive printed proxy materials, we have enclosed or sent a proxy card for you to use. You may also submit voting instructions by Internet or telephone, as described in the Notice and below under the heading “How do I vote my shares?”

9.	What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine” under the rules of the New York Stock Exchange (“NYSE”). You are deemed to beneficially own your shares in “street name” if your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization (we will refer to those organizations collectively as “broker”). If this is the case, the Notice was forwarded to you by your broker. As the beneficial owner, you have the right to direct your broker on how to vote the shares in your account by following the voting instructions your broker provides. You are also invited to attend the Special Meeting virtually via the Internet so long as you register to attend the Special Meeting at www.proxydocs.com/NUVA by the Registration Deadline. If you request a printed copy of our proxy materials by mail, your broker will provide a voting instruction card for you to use.

If you hold your shares in “street name” and do not provide voting instructions to your broker, your shares will not be voted on any proposals on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under the rules that govern brokers, brokers have the discretion to vote on routine matters, but not on non-routine matters. Proposal 1 is a matter considered routine under applicable rules. Proposal 2 is a matter considered non-routine.

10.	How do I vote my shares?

If you are a stockholder of record, you may vote your shares by proxy by submitting them in advance of the Special Meeting by Internet, telephone or mail. You may also vote your shares at the virtual Special Meeting, as set forth below:

•	Vote in advance via the Internet. Go to the web address www.proxypush.com/NUVA and follow the instructions for Internet voting as shown on the Notice mailed to you.

•	Vote in advance by Telephone. Dial 1-866-217-7017 and follow the instructions for telephone voting shown on the proxy card mailed to you.

•

Vote in advance by Proxy Card Mailed to You, if You Requested a Printed Copy of the Proxy Materials. If you do not wish to vote via the Internet or by telephone, please complete, sign, date and mail the proxy card in the envelope provided. If you vote via the Internet or by telephone, please do not mail your proxy card. Your completed proxy card must be received prior to the Special Meeting.

•

Vote at the Virtual Special Meeting. You may vote during the virtual meeting by following the instructions available on the meeting website at www.proxydocs.com/NUVA. To be admitted to the Special Meeting, you must register by the Registration Deadline and provide the Control Number as described in the Notice or proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Special Meeting, will be emailed to you. We recommend you submit your vote by proxy prior to the date of the Special Meeting even if you plan to attend the meeting virtually via the Internet.

The Internet and telephone voting procedures are designed to authenticate your identity and to allow you to vote your shares for the matters before our stockholders as described in the proxy materials and confirm that your voting instructions have been properly recorded.

If your shares are held through a broker (typically referred to as being held in “street name”), you will receive separate voting instructions from your broker. You must follow the voting instructions provided by your broker in order to instruct your broker on how to vote your shares. Stockholders who hold shares in street name should generally be able to vote by returning the voting instruction card to their broker or by telephone or via the Internet. However, the availability of telephone or Internet voting will depend on the voting process of your broker. Your broker may exercise its discretionary authority to vote your shares with respect to Proposal 1 as described in this Proxy Statement, but will not be permitted to vote your shares with respect to Proposal 2 unless you provide instructions to your broker as to how to vote your shares for Proposal 2.

11.	How does the Board recommend that I vote my shares?

THE BOARD RECOMMENDS THAT YOU VOTE YOUR SHARES “FOR” THE AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 120,000,000 SHARES TO 150,000,000 SHARES (PROPOSAL 1), AND “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT PROPOSAL 1 (PROPOSAL 2).

12.	Can I change my vote after I submit my proxy?

Yes. If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Special Meeting by: (a) providing new voting instructions by telephone or via the Internet as described above; (b) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 7475 Lusk Boulevard, San Diego, CA 92121, or (c) voting during the Special Meeting by following the instructions available on the meeting website. Attendance at the Special Meeting will not revoke a proxy unless you actually vote at the Special Meeting. If you beneficially hold shares in street name, you must contact the broker or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

13.	How are the votes counted?

The Company’s Restated Bylaws, as amended (the “Bylaws”), provide that a majority of all the outstanding shares of stock entitled to vote constitutes a quorum for the transaction of business at the Special Meeting. Votes for and against, abstentions, and “broker non-votes” will be counted for purposes of determining the presence or absence of a quorum. A “broker non-vote” occurs when your broker submits a proxy card for your shares of common stock held in street name, but does not vote on a particular proposal because the broker has not received voting instructions from you and does not have the authority to vote on that matter without instructions.

For each of Proposal 1 and Proposal 2, you may vote “FOR”, “AGAINST”, or “ABSTAIN”. A vote of “ABSTAIN” will not be voted, although it will be counted for purposes of determining whether there is a quorum. An abstention will have the effect of a negative vote for Proposal 1 and no effect for Proposal 2.

14.	What vote is needed to approve each of the proposals?

Vote Required for Proposal 1. The approval of an amendment to our Restated Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance from 120,000,000 shares to 150,000,000 shares requires the affirmative “FOR” vote of a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting. Accordingly, abstentions will have the effect of a vote AGAINST Proposal 1 and your broker may exercise its discretionary authority to vote your shares in favor of this proposal.

Vote Required for Proposal 2. The approval of the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1 requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote at the Special Meeting. Abstentions and broker non-votes are not counted as votes “FOR” or “AGAINST” and will not affect the outcome of this proposal.

Votes Required for All Other Proposals. The approval of all other proposals requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the Special Meeting.

15.	Who will count votes at the Special Meeting?

We have engaged Mediant Communications to serve as the tabulator of votes and our Board has designated Nathaniel B. Sisitsky, Senior Vice President, General Counsel and Corporate Secretary, to serve as the Inspector of Election.

16.	Who pays the costs of proxy solicitation?

The Company will pay all of the costs of soliciting proxies. In addition to the solicitation described herein, officers, Directors and Company Shareowners (our employees) may solicit proxies personally, or by telephone, without receiving additional compensation. The Company, if requested, will also pay brokers and other fiduciaries that hold shares of common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders. The Company has retained Georgeson LLC (with offices at 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, Tel: (866) 297-1264) to assist in the solicitation of proxies in connection with the Special Meeting. The Company will pay such firm customary fees, expected to be no more than $15,000, plus expenses.

17.	Could other matters be decided in the Special Meeting?

As of the date of this Proxy Statement, the Company is not aware of any matters to be voted upon at the Special Meeting other than those stated in this Proxy Statement. If any other matters are properly brought before the Special Meeting, the persons named by the Board as proxy holders will have the discretionary authority to vote the shares represented by proxy on those matters. The Board has named Matthew K. Harbaugh (Executive Vice President and Chief Financial Officer), Nathaniel B. Sisitsky (Senior Vice President, General Counsel and Corporate Secretary), and Suzanne Hatcher (Vice President, Internal & External Affairs) as proxy holders.

18.	Is it possible that the Special Meeting may be postponed?

The Special Meeting may be adjourned or postponed, as provided by the Bylaws and pursuant to Delaware law. Unless a new record date is fixed, your proxy will still be valid and may be voted at any adjourned or postponed meeting. You will still be able to change or revoke your proxy until it is voted at the reconvened or rescheduled meeting.

19.	Where can I find the voting results of the Special Meeting?

We intend to announce the final voting results at the Special Meeting and publish the final results in our Current Report on Form 8-K within four business days following the Special Meeting, unless final results are unavailable in which case we will publish the preliminary results in such Current Report on Form 8-K. If final results are not filed with our Current Report on Form 8-K to be filed within four business days following the Special Meeting, the final results will be published in an amendment to our Current Report on Form 8-K within four business days after the final voting results are known.

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PROPOSAL 1

APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK

AUTHORIZED FOR ISSUANCE FROM 120,000,000 SHARES TO 150,000,000 SHARES

Overview

Our Board has unanimously approved, and recommended that our stockholders approve, an amendment to our Restated Certificate of Incorporation (the “Charter Amendment”), to increase the number of shares of common stock authorized for issuance from 120,000,000 shares to 150,000,000 shares. The Charter Amendment is attached to this Proxy Statement as Appendix A, and we urge you to read Appendix A in its entirety before casting your vote.

We are currently authorized to issue two classes of stock, denominated common stock and preferred stock, consisting of 120,000,000 shares of common stock, $0.001 par value per share, and 5,000,000 shares of preferred stock, $0.001 par value per share. We have no shares of preferred stock outstanding. Of the 120,000,000 shares of common stock authorized for issuance, 57,779,397 shares were issued and outstanding as of June 30, 2020 (inclusive of 1,085,383 shares repurchased). Of the remaining shares authorized for issuance as of June 30, 2020, 6,240,510 shares are reserved for issuance under our equity incentive plans, 20,908,790 shares are reserved for issuance upon conversion of certain of our outstanding convertible notes, and 34,572,006 shares are reserved for issuance upon exercise of our outstanding warrants (“Warrants”).

Additionally, in June 2020, we issued $450.0 million principal amount of unsecured Senior Convertible Notes with a stated interest rate of 1.0% and a maturity date of June 1, 2023 (the “2023 Notes”). Our decision to raise additional capital in June was due, in part, to our desire to strengthen our balance sheet and provide additional liquidity given the uncertainty regarding the impact and duration of the COVID-19 pandemic. As of June 30, 2020, the maximum number of shares issuable upon conversion of the 2023 Notes is 7,082,145. The actual number of shares that may be issued upon settlement of our outstanding equity incentive awards, convertible notes and Warrants is variable and in general, will fluctuate depending on our stock price and, with respect to the convertible notes, whether we elect to settle conversions through cash, shares of our common stock, or a combination of cash and shares of our common stock. However, assuming the conversion of all outstanding convertible notes into shares of common stock and exercise of all outstanding Warrants into the maximum amount of shares issuable thereunder as of June 30, 2020, more shares are potentially issuable upon conversion of the convertible notes and exercise of the Warrants than we currently have authorized. Further, until we are able to fully reserve the maximum number of shares of common stock issuable upon conversion of the 2023 Notes, any conversion of the 2023 Notes must be settled in cash, which could adversely impact our liquidity.

Our Board believes increasing the number of shares of common stock authorized for issuance is appropriate and necessary, and in the best interests of our stockholders, in order to have sufficient shares of common stock issuable under our convertible notes, Warrants, and equity incentive plans. We believe that maintaining the flexibility to satisfy our conversion obligations for the 2023 Notes in cash or in shares is important to maintain our liquidity position. In addition, our ability to use our shares in connection with mergers and acquisitions or other transactions, or to issue convertible notes or other securities in the future, is currently limited. As set forth further below, we are asking stockholders to approve an additional 30,000,000 shares (a 25% increase) for general corporate purposes, meaning we can use the shares for conversions of our convertible notes, exercises of our Warrants, our equity incentive plans, and for future transactions and securities issuances, as may be approved by the Board from time to time.

Share Usage

Our Board considered the number of shares of common stock on a fully diluted basis as of June 30, 2020 as follows:

Shares of common stock outstanding	57,779,397

Shares of common stock repurchased (1)	(1,085,383)

Shares of common stock reserved for issuance under equity incentive plans (2)	6,240,510

Shares of common stock reserved for issuance upon conversion of Senior Convertible Notes due 2025 and Senior Convertible Notes Due 2021(3)	20,908,790

Shares of common stock reserved for issuance upon exercise of Warrants (4)	34,572,006

Shares of common stock issuable upon conversion of the 2023 Notes (5)	7,082,145

Total shares of common stock outstanding on a fully diluted basis:	125,497,465

(1)	In March 2020, in connection with the issuance of our 0.375% Senior Convertible Notes due March 15, 2025 (the “2025 Notes”), we repurchased 1,085,383 shares of our common stock for $75.0 million.

(2)

Includes 22,244 shares reserved for issuance pursuant to issued and outstanding stock options, restricted stock units, and performance restricted stock units granted pursuant to the NuVasive 2004 Amended and Restated Equity Incentive Plan, which shares may be utilized for future grants of awards under the NuVasive 2014 Equity Incentive Plan (the “2014 Plan”) to the extent such awards are terminated, cancelled or they expire, or shares subject thereto are withheld to cover taxes; 897,179 shares reserved for issuance pursuant to issued and outstanding stock options, restricted stock units, and performance restricted stock units granted pursuant to the 2014 Plan; 900,890 shares reserved for issuance pursuant to issued and outstanding stock options, restricted stock units, and performance restricted stock units granted pursuant to the Ellipse Technologies 2015 Incentive Award Plan (the “2015 Plan”); 2,980,214 shares available for future issuance pursuant to the 2014 Plan; 550,899 shares available for future issuance pursuant to the 2015 Plan; and 889,084 shares reserved for issuance pursuant to the Amended and Restated 2004 Employee Stock Purchase Plan.

(3)	Includes 6,512,265 shares reserved upon conversion of the 2025 Notes and 14,396,525 shares reserved upon conversion of our 2.25% Senior Convertible Notes due March 15, 2021 (the “2021 Notes”).

(4)

Includes 6,271,080 shares reserved for issuance upon exercise of warrants issued in connection with the issuance of the 2025 Notes; 25,207,426 shares reserved for issuance upon exercise of warrants issued in connection with the issuance of the 2021 Notes; and 3,093,500 shares reserved for issuance upon exercise of warrants issued in connection with the issuance of the 2023 Notes.

(5)	Includes the maximum number of shares of common stock issuable under the 2023 Notes.

As of June 30, 2020, the Company did not have available and had not reserved the maximum number of shares of common stock issuable under the 2023 Notes (“sufficient reserved shares”). The 2023 Notes will therefore initially be settled in cash. To the extent we have sufficient reserved shares in the future, then we may settle conversions of the 2023 Notes in cash, stock, or a combination thereof. In order for us to have sufficient reserved shares for conversions of the 2023 Notes, we would need to reserve 7,082,145 shares of common stock for future issuance under the 2023 Notes. Although we currently do not have sufficient reserved shares for conversions of the 2023 Notes, it is possible that in the future a sufficient amount of shares would become available to the extent we issue shares upon settlement of our outstanding convertible notes, Warrants, and equity incentive awards, in amounts less than the maximum reserved amount. Because the actual number of shares that may be issued upon settlement of our outstanding convertible notes, Warrants, and equity incentive awards is variable and in general, will fluctuate depending on our stock price, we do not know how many shares will ultimately be issued upon settlement. Additionally, if we elect to settle our outstanding 2021 Notes in cash or a combination of cash and shares of our common stock at maturity, then additional shares may become available to us that could potentially then be reserved for issuance under the 2023 Notes. However, our current lack of authorized shares limits our flexibility, and if we do not have sufficient reserved shares, we would be required to use our cash to settle our conversion obligations under the 2023 Notes. Further, because we do not presently have sufficient reserved shares to satisfy our conversion obligations for the 2023 Notes, we are required to account for the embedded conversion option of the 2023 Notes as a derivative liability, which potentially exposes us to financial statement volatility as we record adjustments to the fair value of the embedded conversion option of the 2023 Notes each quarterly period.

Based on this limited number of authorized and available shares, the primary purpose of the proposed Charter Amendment is to provide the Company with a sufficient number of shares of common stock for future corporate needs, including to provide flexibility for us to settle our conversion obligations under the 2023 Notes for shares of common stock; for potential future increases in the number of shares of common stock reserved for issuance under our equity incentive plans; and to provide us with greater flexibility in considering actions that may be desirable or necessary to accomplish our business objectives that involve the issuance of our securities, including common stock, convertible notes and warrants. The Board considered our number of shares outstanding on a fully diluted basis and determined that an increase in the number of shares authorized for issuance by 30,000,000, or 25%, was reasonable and appropriate. Accordingly, the Board has declared the proposed Charter Amendment to be advisable and in the best interests of the Company and our stockholders and is submitting the Charter Amendment to a vote of our stockholders.

We are not making or proposing a change to the number of shares of our authorized preferred stock.

Reasons to Approve the Charter Amendment and Increase our Authorized Common Stock

Our Board believes the proposed Charter Amendment and increase in the number of authorized shares of our common stock is appropriate and necessary, and in the best interests of our stockholders, in order to have sufficient shares of common stock issuable under our convertible notes, Warrants, and equity incentive plans. We currently do not have available and have therefore not reserved the maximum number of shares of common stock issuable under the 2023 Notes. We believe maintaining the flexibility to satisfy our conversion obligations for the 2023 Notes in cash or in shares is important to maintain our liquidity position. In addition, our ability to use our shares in connection with mergers and acquisitions or other transactions, or to issue convertible notes or other securities in the future, is currently limited.

If the stockholders approve the Charter Amendment, the Board intends to utilize a portion of the additional authorized shares of common stock to establish sufficient reserved shares for conversions of the 2023 Notes as follows:

•

7,082,145 shares in the aggregate would be reserved for potential issuance under the 2023 Notes so that we may fully settle conversions of all 2023 Notes through payment or delivery, as the case may be, of cash, shares of our common stock or a combination of cash and shares of our common stock, at our election.

Any additional shares will be for general corporate purposes, meaning we can use the shares for conversions of our convertible notes, exercises of our Warrants, our equity incentive plans, and for future transactions and securities issuances, as may be approved by the Board from time to time.

We believe that establishing sufficient reserved shares for conversions of the 2023 Notes will also enable the Company to apply a more conventional accounting treatment for the embedded conversion option related to the 2023 Notes through stockholders’ equity, instead of recording adjustments to the fair value of the embedded conversion option that we otherwise would be required to apply if we do not have sufficient unissued common stock to settle conversions of the 2023 Notes with shares of our common stock.

Additionally, by approving the increase to the Company’s authorized shares of common stock now, we will be able to act in a timely manner when such a need arises or when the Board believes it is in the best interests of the Company and our stockholders to take action, without the delay and expense that would be required at that time to obtain stockholder approval of such an increase at a special meeting of stockholders.

Other than with respect to 7,082,145 shares that will be utilized to establish sufficient reserved shares for conversions of the 2023 Notes, as of the date of this proxy statement, we do not currently have any definitive plans to issue the additional shares of common stock that would be authorized as a result of approving the proposed Charter Amendment. However, we review and evaluate potential capital raising activities, transactions and other corporate actions on an ongoing basis to determine if such actions would be in the best interests of the Company and our stockholders. We believe the adoption of this proposal providing for an increase in the number of authorized shares of common stock will enable us to promptly and appropriately respond to business opportunities and to provide us with greater flexibility in considering actions that involve the issuance of our securities, including common stock, convertible notes and warrants. Given the number of shares currently available for issuance, we may not be able to effect these business opportunities without first obtaining stockholder approval for an increase in the number of authorized shares of common stock. The cost, prior notice requirements and delay involved in obtaining stockholder approval at the time that corporate action may become necessary could eliminate the opportunity to effect the action or reduce the expected benefits.

Effect of the Charter Amendment and Increase in Authorized Shares of Common Stock

If the proposed Charter Amendment is adopted, other than with respect to 7,082,145 shares we will use to establish sufficient reserved shares for conversions of the 2023 Notes, the newly authorized shares of common stock would be unreserved and available for issuance. No further stockholder authorization would be required prior to the issuance of such shares of common stock by the Company, except where stockholder approval is required by law or under the rules of The Nasdaq Global Select Stock Market. If any of our convertible notes or Warrants are not settled in full with the shares of common stock reserved for potential conversions of convertible notes or exercises of Warrants, we anticipate that the related unissued shares of common stock would become unreserved and available for issuance.

The increase in our authorized shares of common stock would not have any immediate dilutive effect on the proportionate voting power or other rights of our existing stockholders. However, any subsequent issuance of shares of common stock (including upon the conversion of our convertible notes and the exercise of the Warrants), other than on a pro-rata basis to all stockholders, would reduce each stockholder’s proportionate interest in the Company. Any of the additional shares of common stock issued in the future would have the same rights and privileges as attach to the common stock currently authorized and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

Except as set forth in the Charter Amendment, all of the remaining provisions of the Restated Certificate of Incorporation will remain in full force and effect without change.

Potential Consequences if Proposal 1 is Not Approved

If Proposal 1 is not approved by stockholders:

•	We may be required to satisfy our conversion obligation under the 2023 Notes solely in cash;

•

A gain (or loss) may have to be reported in our consolidated statement of operations to the extent the valuation of the conversion option derivative liability of the 2023 Notes changes from the previous period for each financial statement period after issuance of the 2023 Notes; and

•

We will have limited flexibility in taking possible future actions, such as raising additional capital, exchanging equity for debt or other transactions that have similar effect, stock-based acquisitions, stock splits and dividends, equity incentive awards or other corporate purposes.

If we receive stockholder approval, we will satisfy our conversion obligation of our convertible notes, including the 2023 Notes, by paying or delivering cash, shares of our common stock or a combination of cash and shares of our common stock, at our election.

Anti-takeover Effects

SEC rules require disclosure of the possible anti-takeover effects of an increase in authorized capital stock and other charter and bylaw provisions that could have an anti-takeover effect. Although the Board has not proposed the Charter Amendment and the increase in the number of authorized shares of common stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company, under certain circumstances, such shares could have an anti-takeover effect. The additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board or management and, thereby, have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if the proposed Charter Amendment and authorized common stock increase is approved, the additional shares of authorized common stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of common stock, or the replacement or removal of the Board or management.

Timing of the Proposed Charter Amendment

If the authorized common stock increase is approved, as soon as practicable after the Special Meeting, we will file the Charter Amendment with the office of the Secretary of State of Delaware to implement the increase in the authorized number of shares of common stock. Upon approval and following such filing with the Secretary of State of Delaware, the Charter Amendment will become effective on the date it is filed.

Vote Required

Approval of this Proposal 1 requires “FOR” votes from the holders of a majority of the outstanding shares entitled to vote at the Special Meeting. If you are a stockholder of record as of the Record Date and you fail to vote your shares by proxy in advance of the Special Meeting or virtually at the Special Meeting, it will have the same effect as an “AGAINST” vote. If you are a stockholder of record and submit your proxy without providing specific voting instructions on Proposal 1, or do not specify your vote on Proposal 1 when voting using the telephone or Internet, your shares will be voted “FOR” Proposal 1 in accordance with the recommendations of our Board. Abstentions will have the same effect as “AGAINST” votes.

We believe that Proposal 1 will be deemed to be a “routine” matter. Therefore, if you are a beneficial owner of shares registered in the name of your broker or other nominee and you fail to provide instructions to your broker or nominee as to how to vote your shares on Proposal 1, your broker or nominee will have the discretion to vote your shares on Proposal 1. Accordingly, if you fail to provide voting instructions to your broker or nominee, your broker or nominee can vote your shares on Proposal 1 in a manner that is contrary to what you intend. For example, if you are against the approval of Proposal 1 but you do not provide any voting instructions to your broker, your broker can nonetheless vote your shares “FOR” Proposal 1. While we do not expect any broker non-votes on Proposal 1, if you do not provide voting instructions and your broker or nominee fails to vote your shares, this will have the same effect as an “AGAINST” vote. If you are a beneficial owner of shares registered in the name of your broker or other nominee, we strongly encourage you to provide voting instructions to the broker or nominee that holds your shares to ensure that your shares are voted in the manner in which you want them to be voted.

If the stockholders approve Proposal 1, we will file a Certificate of Amendment to our Restated Certificate of Incorporation to amend Article IV, Section A, in its entirety, to read as follows:

“(A) Authorized Number and Classes of Stock. This Corporation is authorized to issue two classes of stock, denominated Common stock and Preferred stock. The Common Stock shall have a par value of $.001 per share and the Preferred Stock shall have a par value of $.001 per share. The total number of shares of Common Stock which the Corporation is authorized to issue is one hundred fifty million (150,000,000), and the total number of shares of Preferred Stock which the Corporation is authorized to issue is five million (5,000,000).”

We urge investors to vote “FOR” this proposal as failure to obtain a majority of the outstanding shares entitled to vote at the Special Meeting will limit the Company’s ability to operate and execute on current and future business plans and to establish sufficient reserved shares for conversions of the 2023 Notes.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 1.

PROPOSAL 2

APPROVAL OF ANY ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO PERMIT FURTHER SOLICITATION OF ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE ABOVE PROPOSAL

Proposal

If at the Special Meeting, the number of shares of the common stock present or represented and voting in favor of Proposal 1 is insufficient to approve the proposal, our management may move to adjourn the Special Meeting in order to enable our Board to continue to solicit additional proxies in favor of Proposal 1. In that event, you will be asked to vote only upon the adjournment, postponement or continuation proposal and not on any other proposals.

In this proposal, we are asking you to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning, postponing or continuing the Special Meeting and any later adjournments. If our stockholders approve the adjournment, postponement or continuation proposal, we could adjourn, postpone or continue the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of Proposal 1, including the solicitation of proxies from stockholders that have previously voted against the proposals. Among other things, approval of the adjournment, postponement or continuation proposal could mean that, even if proxies representing a sufficient number of votes against Proposal 1 have been received, we could adjourn, postpone or continue the Special Meeting without a vote on Proposal 1 and seek to convince the holders of those shares to change their votes to votes in favor of the approval of Proposal 1.

Vote Required

Approval of any adjournment of the special meeting, if necessary or appropriate, to permit further solicitation of additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote at the Special Meeting. No proxy that is specifically marked “AGAINST” Proposal 1 will be voted in favor of the adjournment, unless it is specifically marked “FOR” the discretionary authority to adjourn, postpone or continue the Special Meeting to a later date.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding ownership of our common stock as of June 30, 2020 by (a) each person known to the Company to beneficially own more than 5% of the outstanding shares of our common stock, (b) each Director of the Company, (c) the Company’s named executive officers for the fiscal year ended December 31, 2019, and (d) all Directors and executive officers as a group.

We determined beneficial ownership under rules promulgated by the SEC, based on information obtained from questionnaires, Company records and filings with the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares which the individual or entity has the right to acquire within 60 days of June 30, 2020. For our Directors and executive officers, this includes shares subject to stock options, restricted stock units and/or performance restricted stock units that can be acquired (including as a result of expected vesting and/or delivery) within 60 days of June 30, 2020. All percentages are based on 51,251,013 shares of our common stock outstanding as of June 30, 2020. Except as noted below, each holder has sole voting and investment power with respect to all shares listed as beneficially owned by that holder.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock	Percent of Common Stock

Principal Stockholders

BlackRock, Inc. (2) 55 East 52nd Street, New York, NY 10055	6,340,925	12.4%

Wellington Management Company LLP (3) 280 Congress Street, Boston, MA 02210	6,061,750	11.8%

The Vanguard Group (4) 100 Vanguard Blvd., Malvern, PA 19355	5,260,796	10.3%

The Hartford Mutual Funds, Inc. (5) 690 Lee Road, Wayne, PA 19087	2,866,401	5.6%

The Goldman Sachs Group, Inc. (6) 200 West Street, New York, NY 10282	2,609,127	5.1%

Bank of America Corporation (7) 100 N Tryon Street, Charlotte, NC 28255	2,557,165	5.0%

Directors (other than J. Christopher Barry)

Vickie L. Capps (8)	17,261	*

John A. DeFord, Ph.D. (8)	6,370	*

Robert F. Friel (8)	16,722	*

R. Scott Huennekens (8)	3,937	*

Gregory T. Lucier (8)	237,398	*

Leslie V. Norwalk, Esq. (8)	22,945	*

Donald J. Rosenberg, Esq. (8)	16,722	*

Daniel J. Wolterman (8)	17,633	*

Named Executive Officers

J. Christopher Barry	9,873	*

Rajesh J. Asarpota	1,234	*

Matthew W. Link	82,595	*

Paul D. McClintock (9)	2,856	*

Nathaniel B. Sisitsky, Esq.	10,702	*

All Directors and executive officers as a group (16 persons) (10)	453,838	*

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o NuVasive, Inc., 7475 Lusk Boulevard, San Diego, CA 92121.

(2)

Based solely upon Amendment No. 12 to a Schedule 13G filed on February 4, 2020, by BlackRock, Inc. According to the Schedule 13G, BlackRock, Inc. is the beneficial owner of 6,340,925 shares, and has sole voting power with respect to 6,252,188 shares and sole dispositive power with respect to 6,340,925 shares.

(3)

Based solely upon Amendment No. 2 to a Schedule 13G filed on January 27, 2020 by Wellington Management Group LLP (“WMG”), Wellington Group Holdings LLP (“WGH”), Wellington Investment Advisors Holdings LLP (“WIAH”) and Wellington Management Company LLP (“WMC”). According to the Schedule 13G, (i) each of WMG, WGH and WIAH is the beneficial owner of 6,061,750 shares, and has shared voting power with respect to 5,346,388 shares and shared dispositive power with respect to 6,061,750 shares, and (ii) WMC is the beneficial owner of 5,764,892 shares, and has shared voting power with respect to 5,273,195 shares and shared dispositive power with respect to 5,764,892 shares.

(4)

Based solely upon Amendment No. 9 to a Schedule 13G filed on April 9, 2020 by The Vanguard Group, Inc. (“Vanguard”). According to the Schedule 13G, Vanguard is the beneficial owner of 5,260,796 shares, and has shared voting power with respect to 114,765 shares, sole dispositive power with respect to 5,106,631 shares, and shared dispositive power with respect to 154,165 shares.

(5)

Based solely upon a Schedule 13G filed on February 14, 2020, by The Hartford Mutual Funds, Inc. (“HMF”), on behalf of Hartford Midcap Fund and Hartford Healthcare Fund. According to the Schedule 13G, HMF is the beneficial owner of 2,866,401 shares, and has shared voting power with respect to 2,866,401 shares and shared dispositive power with respect to 2,866,401 shares.

(6)

Based solely upon a Schedule 13G filed on January 31, 2020 by The Goldman Sachs Group, Inc. (“GSG”) and Goldman Sachs & Co. LLC (“GSC”). According to the Schedule 13G, each of GSG and GSC is the beneficial owner of 2,609,127 shares and has shared voting power with respect to 2,606,062 shares and has shared dispositive power with respect to 2,609,127 shares.

(7)

Based solely upon Amendment No. 1 to a Schedule 13G filed on February 14, 2020 by Bank of America Corporation (“BoA”). According to the Schedule 13G, BoA is the beneficial owner of 2,557,165 shares, and has shared voting power with respect to 2,554,946 shares and shared dispositive power with respect to 2,557,150 shares.

(8)

Includes vested restricted stock units for which delivery has been deferred by the listed Director, as follows: Ms. Capps – 17,261 shares; Dr. DeFord – 6,370; Mr. Friel – 16,722 shares; Mr. Huennekens – 2,577; Mr. Lucier – 16,030 shares; Ms. Norwalk – 22,945 shares; Mr. Rosenberg – 7,529 shares; and Mr. Wolterman – 17,633 shares.

(9)	Includes 1,158 shares issuable within 60 days of June 30, 2020 pursuant to the vesting of restricted stock units.

(10)

Includes the following shares owned by our current executive officers and Directors, in the aggregate: (a) 345,227 shares of common stock, (b) 1,544 shares issuable within 60 days of June 30, 2020 pursuant to the vesting of restricted stock units, and (d) 107,067 shares issuable pursuant to vested restricted stock units for which delivery has been deferred.

ADDITIONAL INFORMATION

Stockholders Sharing the Same Address

We have adopted “householding,” a procedure approved by the SEC under which NuVasive stockholders who share an address will receive a single copy of the Proxy Statement or Notice, as applicable, or a single notice addressed to those stockholders, unless one or more of these stockholders notifies us that they wish to receive individual copies. This procedure reduces printing costs and mailing fees, while also reducing the environmental impact of the distribution. If you reside at the same address as another NuVasive stockholder and wish to receive a separate copy of the applicable materials, you may do so by contacting the bank, broker or other holder of record, or the Company by telephone at: (858) 909-1800 or by mail at 7475 Lusk Boulevard, San Diego, CA 92121. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents.

Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker directly. You may also call (800) 542-1061 or write to: Householding Department, Broadridge, 51 Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s). Any stockholders who share the same address and currently receive multiple copies of the Proxy Statement or Notice, as applicable, who wish to receive only one copy in the future may contact their bank, broker, or other holder of record, or the Company by telephone at: (858) 909-1800 or by mail at 7475 Lusk Boulevard, San Diego, CA 92121.

Stockholder Proposals for 2021 Annual Meeting

Stockholders interested in submitting a proposal for inclusion in our proxy materials for our 2021 Annual Meeting of Stockholders must do so by sending such proposal to our Corporate Secretary at our principal executive offices at 7475 Lusk Boulevard, San Diego, CA 92121, Attention: Corporate Secretary. Under the SEC’s proxy rules, the deadline for submission of proposals to be included in our proxy materials for the 2021 Annual Meeting of Stockholders is December 17, 2020; provided, however, that, in the event that the Company holds the annual meeting of stockholders to be held in 2021 more than 30 days before or after the one-year anniversary date of our 2020 Annual Meeting, the Company will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Accordingly, in order for a stockholder proposal to be considered for inclusion in our proxy materials for the 2021 Annual Meeting of Stockholders, any such stockholder proposal must be received by our Corporate Secretary on or before December 17, 2020 (subject to Company adjustment as provided above), and comply with the procedures and requirements in Rule 14a-8 under the Securities Exchange Act of 1934, as well as the applicable requirements of our Bylaws discussed below. Any stockholder proposal received after December 17, 2020 (or any Company-directed amended date as provided above) or that fails to comply with the procedures and requirements under Rule 14a-8 will not be included in our proxy materials. Stockholders interested in submitting a proposal outside of Rule 14a-8 must properly submit such a proposal in accordance with our Bylaws.

Advance Notice for Proposals for Business to be Discussed at the 2021 Annual Meeting

The Company’s Bylaws state the procedures for a stockholder to bring a stockholder proposal or nominate an individual to serve as a Director of the Board. The Company’s Bylaws provide that advance notice of a stockholder’s proposal or nomination of an individual to serve as a Director must be delivered to the Secretary of the Company at the Company’s principal executive offices not earlier than the 120th day prior to the anniversary of the previous year’s annual meeting of stockholders (i.e., January 28, 2021), nor later than the close of business on the 90th day prior to the anniversary of the previous year’s annual meeting of stockholders (i.e., February 27, 2021). However, the Bylaws also provide that, in the event that no annual meeting was held in the previous year or the date of the annual meeting is changed by more than 30 days from the previous year’s annual meeting as specified in the Company’s notice of meeting, this advance notice must be given not earlier than the 120th day, nor later than the close of business on the later of the 90th day, prior to the date of such annual meeting, or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company. In addition to meeting the advance notice provisions mentioned above, the stockholder in its notice must provide the information required by our Bylaws to bring a stockholder proposal or nominate an individual to serve as a Director of the Board.

A copy of our Bylaws may be obtained by written request to the Corporate Secretary at 7475 Lusk Boulevard, San Diego, CA 92121.

TRANSACTION OF OTHER BUSINESS

As of the time of preparation of this Proxy Statement, neither the Board nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Special Meeting and this Proxy Statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

YOUR VOTE IS IMPORTANT!

ALL STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JULY 15, 2020 ARE INVITED TO ATTEND AND VOTE THEIR SHARES AT THE NUVASIVE, INC. SPECIAL MEETING OF STOCKHOLDERS. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING VIRTUALLY VIA THE INTERNET, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE TO VOTE YOUR SHARES. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL, THE QUESTION “HOW DO I VOTE MY SHARES?” IN THE ACCOMPANYING PROXY STATEMENT, OR, IF YOU REQUESTED PRINTED PROXY MATERIALS BY MAIL, YOUR ENCLOSED PROXY CARD. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE VIA THE INTERNET DURING THE MEETING IF YOU WISH TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY OR VOTING INSTRUCTIONS.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s web site at http://www.sec.gov. You also may read and copy any of these SEC filings at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.

APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE RESTATED

CERTIFICATE OF INCORPORATION

OF

NUVASIVE, INC.

NuVasive, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

1. The Corporation hereby amends Article IV, Section A of its Restated Certificate of Incorporation (the “Certificate of Incorporation”) and restates in its entirety to read as follows:

“(A) Authorized Number and Classes of Stock. This Corporation is authorized to issue two classes of stock, denominated Common stock and Preferred stock. The Common Stock shall have a par value of $.001 per share and the Preferred Stock shall have a par value of $.001 per share. The total number of shares of Common Stock which the Corporation is authorized to issue is one hundred fifty million (150,000,000), and the total number of shares of Preferred Stock which the Corporation is authorized to issue is five million (5,000,000).”

2. That the foregoing amendment of the Certificate of Incorporation has been duly approved by the Board of Directors of the Company in accordance with Sections 141 and 242 of the General Corporation Law of the State of Delaware.

3. That the foregoing amendment of the Certificate of Incorporation has been duly approved by the stockholders of the Company in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

4. That the aforesaid amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

*****

IN WITNESS WHEREOF, this Certificate of Amendment has been executed on behalf of the Corporation by its Chief Executive Officer on this day of                     , 2020.

NuVasive, Inc.

J. Christopher Barry
Chief Executive Officer

SPECIAL MEETING OF NUVASIVE, INC. Date: September 10, 2020 Time: 8:00 AM PT Place: Special Meeting to be held live via the Internet - please visit www.proxydocs.com/NUVA for more details THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. NUVASIVE, INC. The Board of Directors recommends you vote FOR the following proposals: 1: To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance from 120,000,000 shares to 150,000,000 shares. 2: To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1. For Against Abstain NOTE: The Board of Directors recommends that you vote FOR proposals 1 and 2 above. This proxy, when properly executed, will be voted in the manner directed above. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will have discretionary authority to vote the shares represented by this proxy on those matters. TO ATTEND the Special Meeting of NuVasive, Inc., please visit www.proxydocs.com/NUVA for virtual meeting registration details. Please separate carefully at the perforation and return just this portion in the envelope provided. Signature Date Signature (Joint Owners) Date Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement for the Special Meeting of Stockholders of NuVasive, Inc. are available at www.proxydocs.com/NUVA.NUVASIVE, INC. Special Meeting of Stockholders September 10, 2020 8:00 AM PT This proxy is solicited by the Board of Directors INTERNET VOTE BY: TELEPHONE 1-866-217-7017 Go To www.proxypush.com/NUVA• Cast your vote online.• View Meeting Documents. OR • Use any touch-tone telephone.• Have your Proxy Card/Voting Instruction Form ready.• Follow the simple recorded instructions. OR MAIL• Mark, sign and date your Proxy Card/Voting Instruction Form.• Detach your Proxy Card/Voting Instruction Form.• Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided. The undersigned hereby appoints Matthew K. Harbaugh, Suzanne C. Hatcher and Nathaniel B. Sisitsky, or any one of them, with full power of substitution, proxies to vote at the Special Meeting of Stockholders of NuVasive, Inc. (the “Company”), which is being held on September 10, 2020 at 8:00 AM PT, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion, upon such other matters as may come before the meeting. PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE Continued and to be signed on reverse side PROXY TABULATOR FOR NUVASIVE, INC. P.O. BOX 8016 CARY, NC 27512-9903

Please separate carefully at the perforation and return just this portion in the envelope provided. NUVASIVE, INC. 7475 LUSK BOULEVARD SAN DIEGO, CA 92121 VOTE BY INTERNET - www.proxypush.com/NUVA Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign-up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-866-217-7017 Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, Nuvasive, Inc. P.O. Box 8016 Cary, NC 27512-9903. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: